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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 1999



                                 Spyglass, Inc.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                0-26074                           37-1258139
        (Commission File Number)      (IRS Employer Identification No.)



                           Naperville Corporate Center
                         1240 East Diehl Road, 4th Floor

                   Naperville, IL                      60563
        (Address of principal executive offices)     (Zip Code)



              Registrant's Telephone Number, including area code:
                                 (630) 505-1010


                                       N/A
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

On April 16, 1999, Spyglass, Inc. (the "Registrant") acquired (the "Acquisition") all of the issued and outstanding capital stock of Navitel Communications, Inc., a California corporation ("Navitel"), by means of a merger of Spyglass Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Registrant (the "Transitory Subsidiary"), with and into Navitel.

        The Acquisition took place pursuant to an Agreement and Plan of Merger, dated as of March 31, 1999(the "Merger Agreement"), among the Registrant, the Transitory Subsidiary and Navitel. Under the terms of the Merger Agreement, the stockholders of Navitel received an aggregate of 1,148,520 shares of the Registrant's Common Stock, $.01 par value per share, in exchange for their Navitel common stock. Also pursuant to the Merger Agreement, Navitel optionholders received options for shares of the Registrant's Common Stock in exchange for their outstanding options for common stock of Navitel. The consideration for the common stock and options of Navitel was determined by arm's length negotiation between the parties as to the fair market value of Navitel as a going concern. Under the terms of the Merger Agreement, 114,852 of the shares of the Registrant's Common Stock issuable to the stockholders of Navitel in exchange for their Navitel common stock were deposited in escrow to secure certain indemnification obligations of the Navitel stockholders. Navitel is located in Menlo Park, California, and is in the business of Internet telephony and software development focused on Internet technology for non-PC devices.

Item 7. Financial Statements and Exhibits.

        (a) Financial statements of business acquired. Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby indicates that the filing of such financial statements at this time is impracticable and undertakes to file such information on a Form 8-K/A to this Report as soon as practiable, and in any event on or before June 30, 1999.

        (b) Pro forma financial information. Not filed herewith; to be filed by amendment. Pursuant to Items 7(a)(4) and 7(b)(2) of From 8-K, the Registrant hereby indicates that the filing of such financial information at this time is impracticable and undertakes to file such information on a Form 8-K/A to this Report as soon as practiable and in any event on or before June 30, 1999.

        (c) Exhibits. The agreement and Plan of Merger is filed here with as exhibit 2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPYGLASS, INC.
                                      (Registrant)



   April 30, 1999                      /s/ Gary L. Vilchick
       (Date)                         Gary L. Vilchick
                                      Executive Vice President,
                                      Finance, Administration and
                                      Operations and Chief Financial
                                      Officer